Exhibit 99.1

The following presentation was shared by Olin Corporation with certain investors beginning on June 24, 2015:

Olin Credit Suisse Basic Materials Conference Boston, MA June 25, 2015

Forward-Looking Statements This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate. These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition.  The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals and the required approvals of Olin’s shareholders; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended March 31, 2015. These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin on June 22, 2015 and the preliminary proxy statement on Schedule 14A filed with the SEC by Olin on June 22, 2015.  The forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

SEC Disclosure Rules Important Notices and Additional Information In connection with the proposed combination of Olin with the chlorine products business of The Dow Chemical Company (“TDCC”), Blue Cube Spinco Inc. (“Spinco”) has filed a registration statement on Form S-4 containing a prospectus and Olin has filed a preliminary proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus with the Securities and Exchange Commission (the “SEC”).  Both Olin and Spinco expect to file amendments to these filings before they become effective.   INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PRELIMINARY PROXY STATEMENT AND ANY FURTHER AMENDMENTS WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPINCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and preliminary proxy statement and any further amendments (when available) and other documents filed by Olin, TDCC and Spinco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and any further amendments, once available, and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Spinco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable. This communication is not a solicitation of a proxy from any investor or security holder. However, Olin, TDCC, Spinco and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC.  Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting of Shareholders filed March 4, 2015, and in its preliminary proxy statement filed with the SEC on June 22, 2015. Information regarding TDCC’s directors and executive officers is available in TDCC’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders, filed March 27, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Olin to Acquire Dow Chemical’s Chlorine Products Transaction Overview Reverse Morris Trust structure Total value of $5.5B, consisting of approximately 1) $2.4B in common stock, 2) $2B in cash and cash equivalents, and 3) $1.1B in assumed debt and pension liabilities Separate agreement on ethylene is additive and value-creating Will create Chlorine Products leader with $7B in revenue and $1B in pre-synergy EBITDA Ownership Dow shareholders approximately 53%, existing Olin shareholders approximately 47% 87.5MM shares of “New Olin” shares to be issued, total post-close approximately 165MM Closing of Transaction Customary closing conditions, relevant tax rulings and regulatory approvals (HSR cleared) Olin shareholder vote – simple majority required Closing expected to occur by year-end 2015

# Reverse Morris Trust Structure

**Step 1: Split-off[1]**


Non-electing S/Hs
Dow stock
Electing Dow S/Hs
DCP stock
Dow
DCP

**Step 2: Merger**


Non-electing S/Hs
Electing Dow S/Hs
DCP stock
Olin S/Hs
Olin stock
Dow
DCP
Olin
Merge
Merger sub

**Step 3: Final result**


Non-electing S/Hs
Electing Dow S/Hs
Olin S/Hs
~53%
~47%
Dow
Olin
DCP

**Key considerations**

- Approximately 87.5 million shares of Olin common stock issued to Dow's shareholders, which will be used to retire Dow shares via an exchange offer if Dow elects a split-off
- Transaction expected to be tax free to Dow with Olin shareholders owning approximately 47% of the combined equity following the merger
- Dow receives approximately $2,030mm in the form of a special cash dividend and debt retirement
- Spin-off rules/tax agreement with Dow will limit Olin equity raising/M&A activity for 2 years following spin / split

[1] Dow has option of spin-off or split-off structure for this transaction; assumed Dow elects a split-off structure for illustrative purposes

5

Strategic Benefits Creates Leading Producer of Chlorine Derivatives and Caustic Soda Leading global chlor alkali producer with 6.2 million tons of low cost chlorine capacity #1 global seller of membrane caustic soda and chlorinated organics #1 global supplier of epoxy materials #1 North American seller of chlorine, bleach and on-purpose hydrochloric acid (HCl) Olin Will Have Significant Scale and Product Diversity Operations in North America, Europe, Latin America and Asia Downstream Chlorine derivatives increase to 19 end uses from 3 Strong Cash Flows and Significant Cost and Expansion Synergies Long-term contracts, geographic and product portfolio diversity, and low cost operations to provide higher level of earnings stability and cash flow generation Expected synergies of at least $200MM are expected by end of third year Upside potential to $300MM by accessing new segments and customers

Creates Chlorine-Based Products Leader Top chlorine producers worldwide (kMT) Chlorine global capacity: ~90,000 kMT 6,191 Olin + DCP1 4,320 DCP1 3,430 OXY, 2,363 Formosa Plastics 2,249 Post-separation2 2,249 axiaII, 1,871 Olin 1,886 Solvay, 1,719 Bayer Source: CMAI 2014 average capacities in kMT 1Includes 100% of Dow Mitsui Chlor Alkali joint venture chlorine capacity 2Capacity in Brazil, Germany and Australia not in scope of transaction

Diversified Geographic Footprint Freeport, TX CA, VCM, EDC Epi/Allyl, LER, CER BisA, Phenol/Acetone CMP, Tric, VDC Brine, Power Plaquemine, LA CA, EDC Perc Brine, Power Russellville, AR Cell assembly and maintenance Rheinmünster, Germany CER Terneuzen, Netherlands Cumene Bécancour, QC Niagara Falls, NY Stade, Germany CMP, Perc, Tric Epi/Allyl, LER, CER, BisA Tacoma, WA, Henderson, NV, Pisticci, Italy, CER, Gumi, South Korea CER, Tracy, CA, Augusta, GA, Baltringen, Germany CER, Santa Fe Springs, CA, St Gabriel, LA, Roberta, GA CER, Zhangjiagang, China CER, McIntosh, AL, Charleston, TN, Guaruja, Sao Paulo, Brazil LER, CER Chlor-Alkali & Vinyl Epoxy Global Chlorinated Organics Supporting assets Source: Olin and Dow management

Will Diversify Olin’s Business Mix 2014 pro forma EBITDA by business ($bn) Dow Chlorine Products Chlor Alkali & Vinyl 70% Global Chlorinated Organics 18% Epoxy 12% ~$0.68bn + Olin Chlor Alkali 59% Winchester 37% Chemical Distribution 4% $0.34bn = Pro forma New Olin Chlor-Alkali & Vinyl 66% Winchester 14% Global Chlorinated Organics 12% Epoxy 7% Chemical Distribution 1% ~$1.0bn Source: Olin and Dow management

Top Tier Low Cost Structure Stable and Low Cost Raw Materials Electricity – 85% of the New Olin system’s energy to generate electricity will come from natural gas and hydroelectric sources Salt Brine – 80% of brine requirements will be supplied from owned and operated mines that are connected to manufacturing facilities by pipeline Ethylene – will be supplied through a 20-year co-investor agreement with Dow that will provide New Olin with co-producer integrated economics Production Assets To Be Acquired The Freeport, Texas and Plaquemine, Louisiana facilities are two of the lowest cost chlor-alkali facilities in the world The Freeport facility is the lowest cost producer of epoxies globally Further cost improvements include operational efficiencies, asset optimization, logistics and procurement savings

Significant Synergies Synergies breakdown Logistics & procurement Increased procurement efficiencies Elimination of duplicate terminals and optimization of freight to terminals Reduction of net acquisition cost for purchased caustic Savings from trucking and rail fleet optimization COGS reduction opportunities Operational efficiencies SG&A Cost optimization Energy utilization Asset optimization Consolidation of select operations and facilities across the business Installation of new capacity Relocation of select manufacturing processes Total cost synergies expected to be achieved by end of third year Accessing new segments and customers Increased sales to new third-party customers Access to new product segments Expected value $50mm $70mm $80 mm $200mm Potential upside to $300mm

Olin Stand Alone Performance

Company Overview Olin Corporation Q1 2015 FY 2014 FY 2013 Revenue: $518 $2,241 $2,515 Adj. EBITDA: $71 344 $425 Chlor Alkali A Leading North American Producer of Chlorine and Caustic Soda Q1‘15 FY‘14 FY’13 Revenue: $ 293 $ 1,209 $ 1,331 EBITDA:  $ 48 $ 234 $ 306 Chemical Distribution A Leading Distributor of Caustic Soda and Midwest Bleach Producer Q1‘15 FY‘14 FY’13 Revenue: $ 70 $ 294 $ 406 EBITDA: $ 5 $ 16 $ 25 Winchester A Leading North American Producer of Small Caliber Ammunition Q1‘15 FY‘14 FY’13 Revenue: $ 179 $ 738 $ 778 EBITDA: $ 34 $ 144 $ 158 All financial data are for the 3 months ended March 31, 2015 and the 12 months ended December 31, 2014 and December 31, 2013.  Data are presented in millions of U.S. dollars except for earnings per share.

Chlor Alkali Process Raw Materials BRINE+ELECTROLYSIS=PRODUCTS Potassium Chloride or Sodium Chloride KOH or Caustic Soda Chlorine Hydrogen North American Position Percent of 2014 Revenue KOH – 1.59 Tons (Potassium Hydroxide) #2 11% Caustic Soda – 1.13 Tons (Sodium Hydroxide) #4 51% Bleach (Sodium Hypochlorite) #1 Industrial 13% Chlorine – 1 Ton #1 Merchant 20% HCl (Hydrochloric Acid) #1 Burner Grade 4% Hydrogen Gas - .03 Tons 1% ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen.

Growing EBITDA Olin Five Year Trailing Adjusted EBITDA 123 159 215 259 251 276 309 322 332 13% CAGR 2006 2007 2008 2009 2010 2011 2012 2013 2014 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 Achieving Growth Through: Strategic Acquisitions Pioneer, 2007 SunBelt JV, 2011 KA Steel, 2012 Investments in less Cyclical Chlor Alkali Co-products Sodium Hypochlorite (Bleach) Hydrochloric Acid (HCl) Potassium Hydroxide (KOH) Improved Winchester Profitability Relocation of Centerfire operations to MS Volume growth realized due to expanding base of sport shooters

Diverse Customer Base North American Industry Olin Corporation Chlorine Other 16.5% Exports 1.8% Polycarbonates 1.8% Chlorinated Intermediates 3.9% Urethanes 7.3% Pulp & Paper 0.5% Inorganic Chemicals 5.4% Epichlorohydrin 5.6% Water Treatment 6.5% Propylene Oxide 10.3% Vinyls 40.3% Other 1.9% Distribution 4.1% Urethanes 15.3% Organic Chemicals 1.8% Pulp & Paper 1.6% Inorganic Chemicals 34.3% Water Treatment 20.6% Vinyls 20.4% Caustic Soda Other 5.8% Exports 17.3% Textile 2.5% Soaps & Detergents 7.7% Alumina 2.9% Organic Chemicals 11.5% Pulp & Paper 19.5% Inorganic Chemicals 19.7% Epichlorohydrin 1.4% Water Treatment 3.3% Propylene Oxide 8.4% Other 9.8% Distribution 13.9% Soaps & Detergents 0.4% Textile 0.3% Urethanes 0.3% Organic Chemicals 14.7% Pulp & Paper 32.7% Inorganic Chemicals 12.6% Water Treatment 15.3% Source: IHS and Olin 2014 demand. Chlorine: “Inorganics” includes: Titanium dioxide and bromine. Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

Bleach Growth is a Key Objective Olin Bleach Historical Sales Volume (DT) 22% CAGR 2006 2007 2008 2009 2010 2011 2012 2013 2014 Bleach sells at a premium to the ECU and, while seasonal, is not cyclical Olin bleach volumes have delivered steady growth since 2006 We expect additional growth to continue as bleach railcars extend our delivery range In 2014, Olin converted 10% of its ECUs into higher margin bleach Olin has the capacity to convert 20% of its ECUs to bleach Olin’s geographic profile and utilization of Chemical Distribution provide opportunities to further enhance volumes

Growing HCl Volumes Olin HCl Historical Sales Volume (DT) 14% CAGR 2006 2007 2008 2009 2010 2011 2012 2013 2014 Olin is the leading producer of burner-grade HCl with 5 production locations in North America Olin HCl volumes have grown steadily since 2006 Distribution strategy is expected to increase volumes and raise netbacks We forecast that HCl volumes will continue to grow HCl continues to sell at a meaningful premium over chlorine Olin currently has the capacity to convert 13% of its chlorine capacity into HCl In 2014, Olin converted 8% of its chlorine into higher margin HCl

EBITDA Improvement Chlor Alkali Annual EBITDA 64 59 13 92 107 262 283 274 386 185 192 331 352 306 234 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 0 50 100 150 200 250 300 350 400 450 Higher Peaks and Higher Troughs Olin Bleach, HCl and KOH initiatives have reduced the cyclicality of our business, and at the same time, increased profit margins 2014 sales of co-products represented 32% of total Chlor Alkali sales Trough EBITDA levels have improved approximately $200 million during the 2009-2010 trough period as compared to the 2002 trough period

Chemical Distribution KA Steel, purchased in August 2012, established Olin as the largest caustic distributor in the U.S. with an infrastructure that provides a strong fit with Olin’s chlor alkali assets: Mature supply relationships 90,000 tons of caustic storage in a network of 26 terminals Expanded geographic coverage Logistical savings through the use of a private truck fleet and barge shipments instead of shipping by rail With the expected growth of co-product sales and improving caustic returns, we forecast an increase in segment income of approximately $15 million in the next 2 years Provides scale and flexibility Access to new customers, geographies and industry segments Combined network is capable of supporting higher caustic volumes and expansion of Bleach, HCl and KOH (“co-products”) sales We expect that the Chlor Alkali business will realize $10 to $15MM of annual benefit from producing those co-products and from logistics and infrastructure cost savings

Winchester Ammunition Hunters & Recreational Shooters Products Retail Distributors Mass Merchants Law Enforcement Military Industrial Rifle N/A Handgun N/A Rimfire (.22 caliber) Shootshell Components Winchester Strategy Centerfire relocation: $24 million of cost savings in 2014 Expect $35 million of cost savings in 2015 Expect $35-$40 million lower annual operating costs beginning in 2016 New product development: Continue to develop new product offerings Maintain reputation as a new product innovator 10% of sales attributable to products developed in the past 5 years Provide returns in excess of cost of capital Brands New Products

Strong Correlation Between Firearms & Ammunition Sales Data Correlations U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +93% (1999-2014) U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +82% (1992-2013) NICS Checks & U.S. Firearms Production:  +96%  (1999 – 2013) Increased Gun Control Concerns (Assault Weapons Ban/Brady Bill Enacted /Ammunition Shortage Rumors) Concerns of Y2K-related issues Post-9/11 Effect Increased participation & consumer stockpiling driven by: Price increases Caliber-specific shortages Political uncertainty Personal security concerns U.S. Commercial Ammunition Manufacturer Shipments1 U.S. Gun Sale Background Checks (NICS)2 U.S. Firearms Production3 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Estimated based on National Shooting Sports Foundation (NSSF) Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates. 2Reflect the FBI’s National Instant Criminal background check System statistics (NICS). 3Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives’ Annual Firearms Manufacturing and Export Reports.  Latest data available is for 2013, released in 2015.

Growing Shooting Sports Participation Has Increased Installed Base New Shooters Are On The Rise 40 Million +8 Million New Shooters Since 2008 +4 Million New Shooters Added During 2012 Alone 32 Million 2008 2009 2010 2011 2012 New Shooters Are Younger New Shooters 66% Are 18-34 Established Shooters 31% Are 18-34 Handgun Shooting Tops The Chart 64% of New Shooters Shot Handguns Female Participation is Increasing New Shooters 37% are Female Established Shooters 22% are Female Data and Comparison Courtesy NSSF report on U.S. Sport Shooting Participation in 2012 New Shooters defined as those taking first shots between 2008 and 2012

Winchester Is Growing Annual EBITDA 25% CAGR 25 36 42 78 73 49 69 158 144 34 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q1 ’15 020 40 60 80 100 120 140 160 180We expect Winchester’s 2015 earnings to exceed 2014 earnings as a result of: Cost savings from the centerfire relocation to Oxford, MS A significant increase in the number of sport shooters Pistol and rimfire ammunition demand remains robust Commercial backlog at Q1 2015 was 2 times the Q1 2012 backlog Centerfire relocation cost savings contribution to earnings expected to continue increasing from 2015 to 2017

Strong Balance Sheet Q1 2015 cash balance of $197 million reflects a seasonal increase of $53 million in working capital and the payment of transaction costs Q1 2015 CAPEX was $23 million and depreciation and amortization expense was $34 million 2015 CAPEX is expected to be in the $120 to $130 million range 2015 depreciation and amortization expense is expected to be in the $140 to $145 million range Debt to EBITDA is slightly over 2x and net debt to EBITDA is below 1.5 times as of March 31, 2015 No material debt maturities until 2016, with total debt due between now and 6/1/16 of approximately $16 million

Profit Outlook Q1 2015 Adjusted EBITDA was $71.2 million Earnings improvements are expected in all three business segments in 2015 over 2014 results Chlor Alkali Products full year 2015 segment income is expected to improve compared to 2014 primarily due to higher cyclical ECU pricing and higher bleach, HCl and KOH volumes Chemical Distribution 2015 full year segment income is expected to improve compared to 2014 due to increased caustic soda, bleach, HCl and KOH volumes We expect Winchester’s 2015 full year earnings to exceed 2014 earnings of $127 million, primarily due to lower operating costs associated with our new centerfire operation in Oxford, MS